UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 19, 2006
Date of Report (Date of earliest event reported)

RAVEN GOLD CORP.
(Exact name of registrant as specified in its charter)

NEVADA	20-2551275
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

#205-598 Main Street
Penticton B.C., V2A-5C7	89074
(Address of principal executive offices)	(Zip Code)

250-492-3432
Issuer's telephone number

2470 Saint Rose Parkway, Suite 304
Henderson, Nevada
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

 EXPLANATORY NOTE

This Amended Current Report on Form 8-K/A amends the Registrant’s amended Current Report on Form 8-K/A filed with the Securities and Exchange Commission on September 29, 2006 to include disclosures required by Item 4.01(a) of Form 8-K as well as provide in greater detail the nature of the disagreement between the Registrant and its former accountants.

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent accountants

(i) On September 19, 2006, Raven Gold Corp. (the "Company") terminated its relationship with Webb & Company, P.A. ("Webb") as the Company's independent registered public accountants. The decision to change accountants was recommended and approved by the Company's Board of Directors.

(ii) Except for a “Going Concern” disclaimer issued by Webb in connection with the audit of the Company’s financial statements for each of the two prior fiscal years ended April 30, 2006 and 2005, respectively, the reports of Webb on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) In connection with the Company’s audits for the two most recent fiscal years and up to the date of this Current Report, with the exception of Webb informing the Company that during its initial review procedures for the Company’s Quarterly Report on Form 10-QSB for the three months ended July 31, 2006, Webb became aware of certain agreements that it believed were not properly disclosed as subsequent events in the Company’s Annual Report on Form 10-KSB for the fiscal year ended April 30, 2006, and as further explained below, there have been no disagreements with Webb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Webb would have caused them to make reference thereto in their report on the financial statements for such years.

As disclosed in the Form 8-K/A filed by the Company with the SEC on September 29, 2006, Webb informed the company that during its initial review procedures for the July 31, 2006 form 10-QSB, it had become aware of certain agreements that were not properly disclosed as subsequent events in the April 30, 2006 form 10-KSB. The nature of the disagreement with Webb came about as a result of the Company entering into a (I) Joint Venture Agreement with Tara Gold Resources Corporation (“Tara”) and Corporación Amermin S.A. de C.V., a 97% owned subsidiary of Tara Gold Resources Corp. (“Amermin”; Amermin and Tara shall hereafter be collectively referred as “Tara Gold”), originally dated May 30, 2006 (the “JV Agreement”), relating to the Company’s acquisition of 25% of Tara’s interests in the La Currita Groupings (as set forth in the JV Agreement), and (II) Letter of Intent Agreement with Tara Gold, originally dated June 1, 2006 (the “LOI Agreement”; the LOI Agreement and the JV Agreement shall collectively be referred to as the “Agreements”), relating to the Company’s acquisition of 20% interest in Tara’s rights, privileges and interests in the Las Minitas Groupings (as set forth in the LOI Agreement), and the Company failing to properly communicate to Webb the following: (I) that the actual date of execution of the Agreements was August 23, 2006, and (II) that that the Company and Tara Gold had intended to have each of the Agreements be effective as of May 31 and June 1, 2006, respectively, but the Agreements were actually dated as of May 31 and June 1, 2006, but did not say that they were effective as of these dates. This apparent disagreement was further compounded by the Company’s statements in the Current Report that it filed with the Commission on Form 8-K on September 22, 2006, which reported the same information, i.e., that the Company entered into these Agreements on the effective dates, rather then stating that the Agreements were signed on August 23, 2006 with the intent to have them be effective as of May 31 and June 1, 2006, respectively. As a result, the Company believes this inaccurate disclosure gave rise to the reported disagreement with Webb.

The Company believes that as of the date of this Current Report the aforementioned disagreement has been resolved to Webb’s satisfaction.

In light of the foregoing, the Company and Tara Gold have subsequently on March 30, 2007, entered into an Amendment to each respective Agreement setting forth each of the parties’ intentions to date the Agreements as of the date of the execution and have an effective date match the dates currently appearing on the Agreements. In addition, as a result of the foregoing, the Company will promptly amend the aforementioned Current Report filed with the SEC on Form 8-K on September 22, 2006, to rectify the disclosures set forth therein.

(iv) Except to the extent set forth in subparagraph (a)(iii) above and as set forth below, during the two most recent fiscal years and as of the date of this Current Report, Webb did not advise the Company with respect to items listed in Regulation S-B Item 304(a)(1)(iv)(B)), and any such issues were not resolved to Webb’s satisfaction prior to its resignation or dismissal.

Prior to the Company’s filing of the Current Report with the SEC on Form 8-K/A filed on September 29, 2006, the Company’s board of directors and its management did not have formal discussions with Webb with respect to the subject matter of the disagreement. Subsequent to the filing of the Current Report on Form 8-K/A filed on September 29, 2006, the Company has been in discussions with Webb regarding the nature of the disagreement, and as of the date of this Current Report, believes that the aforementioned disagreement has been resolved to Webb’s satisfaction. The Company has also authorized Webb to respond fully to the inquiries of Moore, the Company’s current accountant, concerning the subject matter of the disagreement.

(v) The Company has requested that Webb furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed with this Current Report on Form 8-K as exhibit #16.1.

(b) New independent accountants

In addition, on September 19, 2006, the Company engaged Moore & Associates (“Moore”) as its new independent registered public accountants as of equal date. The decision to engage Moore was recommended and approved by the Company's Board of Directors. During the two most recent fiscal years and through September 19, 2006, the Company did not consult with Moore regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Moore concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, the disagreement set forth above, or as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit
Number	Description
16.1	Letter from Webb & Company, P.A., dated March 30, 2007, on change in certifying accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAVEN GOLD CORP.

Date: April 2, 2007	By:	/s/ Gary Haukeland
Gary Haukeland
Chief Executive Officer and President